Navigator Duration Neutral Bond Fund

Class A	NDNAX
Class I	NDNIX
Class C	NDNCX

(a series of Northern Lights Fund Trust)

Supplement dated October 2, 2018
to the Prospectus dated January 29, 2018

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Please be advised, that effective October 2, 2018, the fee table and the expense example for the Fund have been amended and restated as shown below.

Shareholder Fees (fees paid directly from your investment)	Class A Shares	Class C Shares	Class I Shares
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	3.75%	None	None
Maximum Deferred Sales Charge (Load)	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends and other Distributions	None	None	None
Redemption Fee	None	None	None
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.55%	0.55%	0.55%
Distribution and/or Service (12b-1) Fees	0.25%	1.00%	None
Other Expenses	0.35%	0.35%	0.35%
Total Annual Fund Operating Expenses	1.15%	1.90%	0.90%

Example: This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based upon these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years
A	$488	$727	$984	$1,720
C	$193	$597	$1,026	$2,222
I	$92	$287	$498	$1,108

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Also, the second paragraph of the section entitled “Management” on page 29 of the Prospectus is hereby deleted in its entirety and replaced by the following:

Pursuant to an Investment Advisory Agreement, the Navigator Tactical Fixed Income Fund, Navigator Duration Neutral Bond Fund, Navigator Equity Hedged Fund, and Navigator Sentry Managed Volatility Fund pays the adviser, on a monthly basis, an annual advisory fee equivalent to 0.85%, 0.55%, 0.75%, and 0.85% of the Funds’ average daily net assets, respectively. The adviser has contractually agreed to reduce its fees and to reimburse expenses for the Navigator Duration Neutral Bond Fund, Navigator Equity Hedged Fund,

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and Navigator Sentry Managed Volatility Fund, at least until January 31, 2019, to ensure that total annual fund operating expenses after fee waiver and/or reimbursement (excluding any front-end or contingent deferred loads; brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, expenses incurred in connection with any merger or reorganization, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the adviser)) will not exceed 1.50%, 2.25% and 1.25% of average daily net assets attributable to Class A, Class C and Class I shares, respectively, of the Sentry Managed Volatility Fund; 1.60%, 2.35% and 1.35% of the average daily net assets attributable to Class A, Class C and Class I Shares, respectively, of the Duration Neutral Bond Fund; and 1.35%, 2.10% and 1.10% of the average daily net assets attributable to Class A, Class C and Class I shares, respectively, of the Equity Hedged Fund. Fee waivers and expense reimbursements are subject to possible recoupment from the Funds in future years on a rolling three year basis (within the three years after the end of the fiscal year during which fees were waived or reimbursed) if such recoupment can be achieved within the foregoing expense limits. Fee waiver and reimbursement arrangements can decrease the Funds’ expenses and boost its performance. For the fiscal year ended September 30, 2017, Navigator Tactical Fixed Income Fund, Navigator Duration Neutral Bond Fund, Navigator Equity Hedged Fund, and Navigator Sentry Managed Volatility Fund paid the adviser 0.80%, 1.00%, 0.54%, and 0.18% of average net daily net assets, respectively. A discussion regarding the basis for the Board of Trustees’ approval of the advisory agreement between the Trust and the adviser with respect to Navigator Sentry Managed Volatility Fund, Navigator Tactical Fixed Income Fund, Navigator Duration Neutral Bond Fund, and Navigator Equity Hedged Fund are available in the Funds’ annual report to shareholders dated September 30, 2017.

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You should read this Supplement in conjunction with the Prospectus and Statement of Additional Information dated January 29, 2018. These documents provide information that you should know about the Funds before investing and have been filed with the Securities and Exchange Commission. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-766-2264.

Please retain this Supplement for future reference.